SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 28, 2008
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY (Address of principal executive offices)	07962-2497 (Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2008, a management proposal to amend the Restated Certificate of Incorporation of Honeywell International Inc. (“Honeywell”) to give holders of at least twenty-five percent of the outstanding shares of Honeywell’s common stock the right to call a special meeting of shareowners was approved by the shareowners. A corresponding By-law amendment, which also sets forth related procedural requirements, was previously adopted by Honeywell’s Board of Directors and became effective upon shareowner approval of the amendment to the Restated Certificate of Incorporation.

A copy of Honeywell’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3(i) and a copy of Honeywell’s By-laws, as amended, is attached as Exhibit 3(ii) to this Report.

Item 9.01 Financial Statements and Exhibits

3(i) Honeywell’s Amended and Restated Certificate of Incorporation, as amended April 28, 2008

3(ii) Honeywell’s By-laws, as amended April 28, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Vice President, Corporate Secretary
and Deputy General Counsel